Exhibit 99.1

CONFIDENTIAL

Rule 10b5-1 Sales Plan

Non-Discretionary Plan

CONFIDENTIAL

Sales Plan

Sales Plan dated                             (this “Sales Plan”) between                          (“Seller”) and Morgan Stanley DW Inc. (“Morgan Stanley”), acting as agent for Seller.

A. Recitals

1. This Sales Plan is entered into between Seller and Morgan Stanley for the purpose of establishing a trading plan that complies with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2. Seller is establishing this Sales Plan in order to permit the orderly disposition of a portion of Seller’s holdings of the common stock (the “Stock”), of                          (the “Issuer”), including Stock that Seller has the right to acquire under the outstanding stock options issued by the Issuer listed on Schedule A hereto (the “Options”).

B. Seller’s Representations, Warranties and Covenants

1. As of the date hereof, Seller is not aware of any material nonpublic information concerning the Issuer or its securities. Seller is entering into this Sales Plan in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws.

2. The securities to be sold under this Sales Plan are owned free and clear by Seller (subject, in the case of shares underlying Options, only to the compliance by Seller with the exercise provisions of such Options) and are not subject to any agreement granting any pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or any other limitation on disposition, other than those which may have been entered into between Seller and Morgan Stanley or imposed by Rules 144 or 145 under the Securities Act of 1933, as amended (the “Securities Act”).

3. While this Sales Plan is in effect, Seller agrees not to enter into or alter any corresponding or hedging transaction or position with respect to the securities covered by this Sales Plan (including, without limitation, with respect to any securities convertible or exchangeable into the Stock) and agrees not to alter or deviate from the terms of this Sales Plan.

4. Seller agrees that Seller shall not, directly or indirectly, communicate any information relating to the Stock or the Issuer to any employee of Morgan Stanley or its affiliates who is involved, directly or indirectly, in executing this Sales Plan at any time while this Sales Plan is in effect. Any notice given to Morgan Stanley pursuant to this Sales Plan shall be given in accordance with paragraph G.5.

5. (a) Seller agrees to provide Morgan Stanley with a certificate dated as of the date hereof and signed by the Issuer substantially in the form of Exhibit A hereto prior to commencement of the Plan Sales Period (as defined below).

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(b) Seller agrees to notify Morgan Stanley by telephone at the number set forth in paragraph G.5 below as soon as practicable if Seller becomes aware of the occurrence of any event contemplated by paragraph 3 of the certificate set forth as Exhibit A hereto. Such notice shall indicate the anticipated duration of the restriction, but shall not include any other information about the nature of the restriction or its applicability to Seller and shall not in any way communicate any material nonpublic information about the Issuer or its securities to Morgan Stanley. Such notice shall be in addition to the notice required to be given to Morgan Stanley by the Issuer pursuant to the certificate set forth as Exhibit A hereto.

6. Seller agrees to complete, execute and deliver to Morgan Stanley a seller representation letter dated as of the date hereof substantially in the form of Exhibit B hereto prior to the commencement of the Plan Sales Period.

7. The execution and delivery of this Sales Plan by Seller and the transactions contemplated by this Sales Plan will not contravene any provision of applicable law or any agreement or other instrument binding on Seller or any of Seller’s affiliates or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Seller or Seller’s affiliates.

8. Seller has consulted with Seller’s own advisors as to the legal, tax, business, financial and related aspects of, and has not relied upon Morgan Stanley or any person affiliated with Morgan Stanley in connection with, Seller’s adoption and implementation of this Sales Plan. Seller acknowledges that Morgan Stanley is not acting as a fiduciary or an advisor for Seller.

9. Seller agrees that until this Sales Plan has been terminated Seller shall not (i) enter into a binding contract with respect to the purchase or sale of Stock with another broker, dealer or financial institution (each, a “Financial Institution”), (ii) instruct another Financial Institution to purchase or sell Stock or (iii) adopt a plan for trading with respect to Stock other than this Sales Plan, without first notifying and receiving approval from Morgan Stanley.

10. (a) Seller agrees to make all filings, if any, required under Sections 13(d), 13(g) and 16 of the Exchange Act in a timely manner, to the extent any such filings are applicable to Seller.

(b) Seller agrees that Seller shall at all times during the Plan Sales Period (as defined below), in connection with the performance of this Sales Plan, comply with all applicable laws, including, without limitation, Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

11. Seller acknowledges and agrees that Seller does not have, and shall not attempt to exercise, any influence over how, when or whether to effect sales of Stock pursuant to this Sales Plan.

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C. Implementation of the Plan

1. Seller hereby appoints Morgan Stanley to sell shares of Stock pursuant to the terms and conditions set forth below. Subject to such terms and conditions, Morgan Stanley hereby accepts such appointment.

2. Morgan Stanley is authorized to begin selling Stock pursuant to this Sales Plan on                          and shall cease selling Stock on the earliest to occur of (i) the date on which Morgan Stanley is required to suspend or terminate sales under the Sales Plan pursuant to paragraph D.1 below, (ii) the date on which Morgan Stanley receives notice of the death of Seller, (iii) the date on which the Issuer or any other person publicly announces a tender or exchange offer with respect to the Stock or a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the securities of the Issuer as a result of which the Stock is to be exchanged or converted into shares of another company, (iv) the date on which Morgan Stanley receives notice of the commencement or impending commencement of any proceedings in respect of or triggered by Seller’s bankruptcy or insolvency and (v) (specify one or more occurrences that will mark the last day on which sales may occur):

☐	(insert specific date) and

☐	the date that the aggregate number of shares of Stock sold pursuant to this Sales Plan reaches shares (the “Total Sales Amount”)

(the “Plan Sales Period”).

3. (a) During the Plan Sales Period, Morgan Stanley shall sell the Daily Sale Amount (as defined below) for the account of Seller on each Sale Day (as defined below), subject to the following restrictions, if desired:

☐	Morgan Stanley shall not sell any shares of Stock pursuant to this Sales Plan at a price of less than $ per share (before deducting any commission, commission equivalent, mark-up or differential and other expenses of sale) (the “Minimum Sale Price”).

☐	(insert other restrictions)__________________________________________________

______________________________________________________________________________________________________________

_________________________________________.

(b) A “Sale Day” is (specify the days on which Morgan Stanley is to sell Stock, e.g., “each Trading Day” or “the first Monday of each month”) every                  during the Plan Sales Period, provided that if any Sale Day is not a Trading Day, such Sale Day shall be deemed to fall on the next succeeding Trading Day. A “Trading Day” is any day during the Plan Sales Period that the Nasdaq National Market (the “Principal Market”) is open for business and the Stock trades regular way on the Principal Market.

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(c) The “Daily Sale Amount” for any Sale Day shall be (please check the box corresponding to the amount of Stock that Morgan Stanley is to sell on each Sale Day):

☐	___________ shares of Stock.

☐	an amount of Stock resulting in aggregate proceeds (after deducting any commission, commission equivalent, mark-up or differential and other expenses of sale of $ .

☐	the amount of Stock determined in accordance with the following formula:

_____________________________________________________________________________________________________

__________________________________.1

☐	the amount of Stock set forth on the grid below opposite the per share price range that corresponds to the reported price of the opening reported market transaction in the Stock on such Sale Day.

Reported Price of Opening Reported Market Transaction in the Stock	Daily Sale Amount
If the price is below $______	____
If the price is between $______ and $______	____
If the price is between $______ and $______	____
If the price is above $______	____

(d) Subject to the restrictions set forth in paragraph C.3(a) above, Morgan Stanley shall sell the Daily Sale Amount on each Sale Day under ordinary principles of best execution at the then-prevailing market price.

(e) If, consistent with ordinary principles of best execution or for any other reason, Morgan Stanley cannot sell the Daily Sale Amount on any Sale Day, then (select one):

☐	the amount of such shortfall may be sold as soon as practicable on the immediately succeeding Trading Day and on each subsequent Trading Day as is necessary to sell such shortfall consistent with ordinary principles of best execution; provided that in no event may the amount of the shortfall for any such Sale Day be sold later than the fourth business day after such Sale Day.

[1]	This formula, together with the other provisions of this Section 3, must identify the amount, price and date of sales with the specificity required by Rule 10b5-1(c)(1)(i)(B)(2).

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☐	Morgan Stanley’s obligation to sell Stock on such Sale Day pursuant to this Sales Plan shall be deemed to have been satisfied.

Nevertheless, if any such shortfall exists after the close of trading on the last Trading Day of the Plan Sales Period, Morgan Stanley’s authority to sell such shares for the account of Seller under this Sales Plan shall terminate.

(f) The Daily Sale Amount, the Total Sale Amount, if applicable, and the Minimum Sale Price, if applicable, shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Stock or any change in capitalization with respect to the Issuer that occurs during the Plan Sales Period.

4. Morgan Stanley shall not sell Stock hereunder at any time when:

(i) Morgan Stanley, in its sole discretion, has determined that a market disruption, banking moratorium, outbreak or escalation of hostilities or other crisis or calamity that could, in Morgan Stanley’s judgment, impact sales of the Stock has occurred; or

(ii) Morgan Stanley, in its sole discretion, has determined that it is prohibited from doing so by a legal, contractual or regulatory restriction applicable to it or its affiliates or to Seller or Seller’s affiliates (other than any such restriction relating to Seller’s possession or alleged possession of material nonpublic information about the Issuer or the Stock); or

(iii) Morgan Stanley has received notice from the Issuer or Seller of the occurrence of any event contemplated by paragraph 3 of the certificate set forth as Exhibit A hereto; or

(iv) Morgan Stanley has received notice from Seller to terminate the Sales Plan in accordance with paragraph D.1 below.

5. (a) Seller agrees to make appropriate arrangements with the Issuer and its transfer agent and stock plan administrator to permit Morgan Stanley to furnish notice to the Issuer of the exercise of the Options and to have underlying shares delivered to Morgan Stanley as necessary to effect sales under this Sales Plan. Seller hereby authorizes Morgan Stanley to serve as Seller’s agent and attorney-in-fact and, in accordance with the terms of this Sales Plan, to exercise the Options. Seller agrees to complete, execute and deliver to Morgan Stanley Stock Option Cashless Exercise Forms, in the form attached hereto as Exhibit C, for the exercise of Options pursuant to this Sales Plan at such times and in such numbers as Morgan Stanley shall request. Stock received upon exercise of Options shall be delivered to an account at Morgan Stanley in the name of and for the benefit of Seller (the “Plan Account”).

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(b) On each day that sales are to be made under this Sales Plan, Morgan Stanley shall exercise a sufficient number of Options to effect such sales in the manner specified below:

☐	exercise first those Options with the earliest expiration date.

☐	exercise first those Options with the lowest exercise price.

☐	(insert other direction)

_______________________________________________________________________________________________________________

________________________________________.

Morgan Stanley shall in no event exercise any Option if at the time of exercise the exercise price of the Option is equal to or higher than the market price of the Stock.

(c) Morgan Stanley shall, in connection with the exercise of Options, remit to the Issuer the exercise price thereof along with such amounts as may be necessary to satisfy withholding obligations. These amounts shall be deducted from the proceeds of sale of the Stock, together with interest thereon computed in accordance with Morgan Stanley’s customary practices.

(d) To the extent that any Stock remains in the Plan Account after the end of the Plan Sales Period or upon termination of this Sales Plan, Morgan Stanley agrees to return such Stock promptly to the Issuer’s transfer agent for relegending to the extent that such Stock would then be subject to transfer restrictions in the hands of the Seller.

6. Morgan Stanley shall in no event effect any sale under this Sales Plan if the Stock to be sold is not in the Plan Account or underlying an Option that is exercised in accordance with the terms of this Sales Plan on the day of such sale.

7. Morgan Stanley may sell Stock on any national securities exchange, in the over-the-counter market, on an automated trading system or otherwise. Seller agrees that if Morgan Stanley is a market maker in the Stock at the time that any sale is to be made under this Sales Plan, Morgan Stanley may, at its sole discretion, purchase the Stock from Seller in its capacity as market maker.

D. Termination

1. (a) This Sales Plan may be suspended or terminated by Seller at any time upon three days prior written notice sent to Morgan Stanley by overnight mail and by facsimile at the address and fax number set forth in paragraph G.5 below. Seller agrees that Seller shall not suspend or terminate this Sales Plan except upon consultation with Seller’s own legal advisors.

    (b) This Sales Plan shall be suspended or, at Morgan Stanley’s option, terminated, if Morgan Stanley receives notice from the Issuer of the occurrence of any event contemplated by paragraph 3 of the certificate set forth as Exhibit A hereto.

2. Seller agrees that Morgan Stanley will execute this Sales Plan in accordance with its terms and will not be required to suspend or terminate any sales of the Stock unless Morgan

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Stanley has received notice from Seller or the Issuer in accordance with paragraph D.1 above at least three days prior to the date on which this Sales Plan is to be suspended or terminated.

3. This Sales Plan may be amended by Seller only upon the written consent of Morgan Stanley and receipt by Morgan Stanley of the following documents, each dated as of the date of such amendment:

(i) a representation signed by the Issuer substantially in the form of Exhibit A hereto,

(ii) a certificate signed by Seller certifying that the representations and warranties of Seller contained in this Sales Plan are true at and as of the date of such certificate as if made at and as of such date and

(iii) a seller representation letter completed and executed by Seller substantially in the form of Exhibit B hereto.

E. Indemnification; Limitation of Liability

1. (a) Seller agrees to indemnify and hold harmless Morgan Stanley and its directors, officers, employees and affiliates from and against all claims, losses, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or attributable to Morgan Stanley’s actions taken or not taken in compliance with this Sales Plan or arising out of or attributable to any breach by Seller of this Sales Plan (including Seller’s representations and warranties hereunder) or any violation by Seller of applicable laws or regulations. This indemnification shall survive termination of this Sales Plan.

(b) Notwithstanding any other provision hereof, Morgan Stanley shall not be liable to Seller for:

(i) special, indirect, punitive, exemplary or consequential damages, or incidental losses or damages of any kind, even if advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen, or

(ii) any failure to perform or to cease performance or any delay in performance that results from a cause or circumstance that is beyond its reasonable control, including but not limited to failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as “acts of God”.

2. Seller acknowledges and agrees that in performing Seller’s obligations hereunder neither Morgan Stanley nor any of its affiliates nor any of their respective officers, employees or other representatives is exercising any discretionary authority or discretionary control respecting management of Seller’s assets, or exercising any authority or control respecting management or disposition of Seller’s assets, or otherwise acting as a fiduciary (within the meaning of Section

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3(21) of the Employee Retirement Income Security Act of 1974, as amended, or Section 2510.3-21 of the Regulations promulgated by the United States Department of Labor) with respect to Seller or Seller’s assets. Without limiting the foregoing, Seller further acknowledges and agrees that neither Morgan Stanley nor any of its affiliates nor any of their respective officers, employees or other representatives has provided any “investment advice” within the meaning of such provisions, and that no views expressed by any such person will serve as a primary basis for investment decisions with respect to Seller’s assets.

F. Agreement to Arbitrate

1. (a) Any dispute between Seller and Morgan Stanley arising out of, relating to or in connection with this Sales Plan or any transaction relating to this Sales Plan shall be determined by arbitration only before the New York Stock Exchange, Inc.; the National Association of Securities Dealers, Inc.; or the Municipal Securities Rulemaking Board, as Seller may elect. If Seller makes no written election addressed to Morgan Stanley by registered mail within five days after receiving a written demand for arbitration from Morgan Stanley, Seller authorizes Morgan Stanley to elect one of the above listed forums for Seller.

(b) Unless rules of the arbitral forum dictate otherwise, any arbitration proceeding between Seller and Morgan Stanley shall be held at a location at which the selected forum regularly conducts such proceedings nearest to the Morgan Stanley office carrying Seller’s accounts at the time the claim arose; this venue shall apply even if Seller has related disputes with other parties which cannot be resolved in the same locale. Except for simplified proceedings (small claims), any arbitration proceeding between Seller and Morgan Stanley shall be heard and decided by a panel of not fewer than three arbitrators.

(c) The law of the State of New York shall apply in all respects, including but not limited to determination of applicable statutes of limitation and available remedies. The award of the arbitrator or a majority of arbitrators shall be final, and judgment on the award may be entered in any state or federal court having jurisdiction.

2. Seller represents that Seller understands the terms of the above arbitration clause as follows:

(i) Arbitration is final and binding on the parties.

(ii) The parties are waiving their right to seek remedies in court, including the right to jury trial.

(iii) Pre-arbitration discovery is generally more limited than and different from court proceedings.

(iv) The arbitrators’ award is not required to include factual findings or legal reasoning, and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited.

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(v) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(vi) No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until:

(A) the class certification is denied;

(B) the class is decertified; or

(C) the customer is excluded from the class by the court.

Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Sales Plan except to the extent stated herein.

G. General

1. Proceeds from each sale of Stock effected under the Sales Plan will be delivered to Seller’s account                  on a normal three-day settlement basis less any commission, commission equivalent, mark-up or differential and other expenses of sale to be paid to Morgan Stanley, provided that any commission hereunder shall be $             per share of Stock sold.

2. In the event that it is necessary for Morgan Stanley to borrow or purchase shares of Stock in order to complete any sale on behalf of Seller pursuant to this Sales Plan, Seller authorizes Morgan Stanley to borrow or purchase such shares and agrees to be responsible for any expense or loss which Morgan Stanley may sustain relating to such borrowing or purchase, including any expense or loss Morgan Stanley may sustain as a result of its inability to borrow or purchase shares of the Stock to complete its delivery obligation.

3. Seller and Morgan Stanley acknowledge and agree that this Sales Plan is a “securities contract,” as such term is defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), entitled to all of the protections given such contracts under the Bankruptcy Code.

4. This Sales Plan constitutes the entire agreement between the parties with respect to this Sales Plan and supercedes any prior agreements or understandings with regard to the Sales Plan.

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5. All notices to Morgan Stanley under this Sales Plan shall be given to Morgan Stanley in the manner specified by this Sales Plan by telephone at 858.643.5060, by facsimile at 858.587.0385 or by certified mail to the address below:

Morgan Stanley DW Inc.

4365 Executive Drive, Ste. 800

San Diego, CA 92121

Attn:

6. Seller’s rights and obligations under this Sales Plan may not be assigned or delegated without the written permission of Morgan Stanley.

7. This Sales Plan may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

8. If any provision of this Sales Plan is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Sales Plan will continue and remain in full force and effect.

9. This Sales Plan shall be governed by and construed in accordance with the internal laws of the State of New York and may be modified or amended only by a writing signed by the parties hereto.

NOTICE: THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE IN PARAGRAPHS F.1 AND F.2.

IN WITNESS WHEREOF, the undersigned have signed this Sales Plan as of the date first written above.

Name:
Title:

Morgan Stanley DW Inc.

Name:
Title:

SCHEDULE A2

STOCK OPTIONS TO BE EXERCISED UNDER SALES PLAN

Number of Options	Designation	Strike Price	Expiration Date

[2]	Include Schedule A if this Sales Plan covers options.

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EXHIBIT A

ISSUER REPRESENTATION

1.                      (the “Issuer”) represents that it has approved the Sales Plan dated                              (the “Sales Plan”) between                  (“Seller”) and Morgan Stanley DW Inc. (“Morgan Stanley”) relating to the common stock of the Issuer (the “Stock”).

2. The sales to be made by Morgan Stanley for the account of Seller pursuant to the Sales Plan will not violate the Issuer’s insider trading policies, and to the best of the Issuer’s knowledge there are no legal, contractual or regulatory restrictions applicable to Seller or Seller’s affiliates as of the date of this representation that would prohibit Seller from entering into the Sales Plan or prohibit any sale pursuant to the Sales Plan, except for Rule 144 of the Securities Act of 1933, as amended and Section 16 of the Securities Exchange Act of 1934, as amended..

3. If, at any time during the Plan Sales Period, a legal, contractual or regulatory restriction that is applicable to Seller or Seller’s affiliates, including, without limitation, any restriction related to a merger or acquisition accounted for as a “pooling of interests” or a stock offering requiring an affiliate lock-up, would prohibit any sale pursuant to the Sales Plan (other than any such restriction relating to Seller’s possession or alleged possession of material nonpublic information about the Issuer or its securities), the Issuer agrees to give Morgan Stanley notice of such restriction by telephone as soon as practicable. Such notice shall be made to                  at 858.643.5060 and shall indicate the anticipated duration of the restriction, but shall not include any other information about the nature of the restriction or its applicability to Seller or otherwise communicate any material nonpublic information about the Issuer or its securities to Morgan Stanley.

4. The Issuer acknowledges that Seller has authorized Morgan Stanley to serve as Seller’s agent and attorney-in-fact to exercise certain options to purchase the Stock from time to time pursuant to the Sales Plan. The Issuer agrees to accept, acknowledge and effect the exercise of such options by Morgan Stanley and the delivery of the underlying Stock to Morgan Stanley (free of any legend or statement restricting its transferability to a buyer) upon receipt of a completed Stock Option Cashless Exercise Form in the form attached to the Sales Plan as Exhibit C; provided that such form is and remains in compliance with the Issuer’s option plan documents and that the involved parties further agree in good faith to resolve any logistical issues that may arise related to such option exercises.

Dated:                     , 2004

By:
[Name and title of authorized officer]

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EXHIBIT B

SELLER REPRESENTATION LETTER

Dear :

I propose to sell                          shares of [Name of Issuer] (the “Company”), through Morgan Stanley DW Inc. in accordance with the requirements of Rule 144 (the “Rule”) and I hereby represent:

1.	The following information reflects all sales made during the past three months for my account and for the accounts of others with whom I must aggregate sales under the Rule:

		Amount	Date

a.	Myself	__________	__________

b.	My spouse, children and all other relatives living in our household.	__________	__________

c.	Trusts or Estates in which any person in (a) or (b) above are trustees, executors or have a 10% beneficial interest.	__________	__________

d.	Corporations or other organizations (other than the Company) in which persons in (a) or (b) above own collectively 10% or more of any class of equity securities or have a 10% equity interest.	__________	__________

e.	Anyone acting in concert with any of the above for any of the above securities of the Company.	__________	__________

f.	All other accounts whose sales must be aggregated.	__________	__________

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2.	The aggregate number of shares of the Company’s Common Stock sold during the preceding three months for my account and for the account of any person indicated in #1, above (as reported in Table II of Form 144) do not exceed the greater of either (a) or (b):

a.	1% of the total outstanding class shares of the Company’s Common Stock.

b.	The average weekly reported trading volume in the Company’s Common Stock on all securities exchanges during the four calendar weeks preceding the filing of the above—mentioned Form 144 with the Securities and Exchange Commission.

3.	I do not intend to sell additional shares of the Company’s Common Stock through any other means until execution or cancellation of this order.

4.	I have not made, nor will make, any payment in connection with this sale, other than the usual and customary compensation to Morgan Stanley DW Inc.

5.	I have not solicited or arranged, nor will solicit or arrange for orders to buy the stock in connection with this sale.

6.	Enclosed is an executed copy of Form 144. The original Form 144 and two copies were transmitted to the Securities and Exchange Commission and (where applicable) one copy was sent to the principal exchange on . (I understand that no Form 144 need be filed if the aggregate amount of securities to be sold during any three (3) month period does not exceed 500 shares and $10,000 worth of securities).

7.	I do not know, nor have reason to believe, that the Company has not complied with the reporting requirements contained in Rule 144(c)(1).

8.	I understand that the transfer agent’s delay in transferring the shares may cause a delay in the payment of the proceeds of the sale.

Very truly yours,
_________________________________________	__________
(Date)

_________________________________________
(Signatures of Shareholders/Seller’s Names)

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EXHIBIT C

IRREVOCABLE CASHLESS OPTION EXERCISE NOTICE

This is my irrevocable notice to exercise my employee stock options as follows:

Grant Date	Option Type (circle one)	# of Shares	Exercise Price Per Share	Total Exercise Cost (shares x price)	Taxes (if applicable)	Total Due (Exercise Cost + Taxes)
NQSO ISO
NQSO ISO
	Totals		$	$	$	$

I authorize Morgan Stanley to make payment from my account for the exercise cost and taxes (when applicable) to my employer related to the above options. Furthermore, I authorize my employer to deliver the shares, covering my exercise, to Morgan Stanley for deposit into my account.

SELLING INSTRUCTIONS (valid for 90 days only)

Please select one:	_________	Hold until further notice: I will call Morgan Stanley (MS) directly with selling instructions after the stock department has verified the shares and sent the paperwork to MS.

	_________	Limit Order: Please sell shares at $ . per share.

	_________	Market Order: Please sell shares at the fair market value (FMV) immediately.

OPTIONEE SIGNATURE

I          am          am not (check one) an affiliate (director or officer) of the Company as defined by Rule 144.

____________________________________	____________	_______________________________
Signature of Optionee	Date	Social Security Number

____________________________________________________________________________________________________Street

Address	City	State	Zip

COMPANY USE ONLY

Approved by:	______________________________________	___________
	Signature	Date